As filed with the Securities and Exchange Commission on November 14, 1996
                                            Registration No. 333-___________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             -----------------------

                            RAC FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                    NEVADA                               75-2561052
        (State or other jurisdiction of              (I.R.S. Employer
        incorporation or organization)              Identification No.)

          1250 WEST MOCKINGBIRD LANE
                 DALLAS, TEXAS                                75247
   (Address of principal executive offices)                (Zip Code)

                             -----------------------

          1995 EMPLOYEE STOCK OPTION PLAN FOR RAC FINANCIAL GROUP, INC.
    1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN FOR RAC FINANCIAL GROUP, INC.
         1995 EMPLOYEE STOCK PURCHASE PLAN FOR RAC FINANCIAL GROUP, INC.
                      STOCK OPTION AGREEMENT FOR DAN MARINO
                   STOCK OPTION AGREEMENT FOR CHARLES T. OWENS
                    STOCK OPTION AGREEMENT FOR RALPH STRINGER

                            (Full title of the plans)
                             -----------------------
             RONALD BENDALIN, ESQ.                        COPY TO:
                GENERAL COUNSEL                    RONALD J. FRAPPIER, ESQ.
           RAC FINANCIAL GROUP, INC.                  JENKENS & GILCHRIST
          1250 WEST MOCKINGBIRD LANE              A PROFESSIONAL CORPORATION
             DALLAS, TEXAS  75247                1445 ROSS AVENUE, SUITE 3200
                 (214)630-6006                       DALLAS, TEXAS  75202
      (Name, address and telephone number
   including area code of agent for service)
                             -----------------------

                         CALCULATION OF REGISTRATION FEE



                                                        PROPOSED                PROPOSED
       TITLE OF                                          MAXIMUM                 MAXIMUM
      SECURITIES                 AMOUNT                 OFFERING                AGGREGATE               AMOUNT OF
         TO BE                    TO BE                   PRICE                 OFFERING               REGISTRATION
      REGISTERED           REGISTERED (1) (2)         PER SHARE (3)             PRICE (3)                FEE (3)
Common Stock,                875,000 SHARES              $26.84                $23,487,925                $7,118
$0.01 par value per
share
=======================  ======================= ======================= =======================  ======================

(1) The securities to be registered include 550,000 shares reserved for issuance under the 1995 Employee Stock Option Plan of the registrant; 50,000 shares reserved for issuance under the 1995 Nonemployee Director Stock Option Plan of the registrant; 250,000 shares reserved for issuance under the 1995 Employee Stock Purchase Plan of the registrant; and an aggregate of 25,000 shares reserved for issuance under the individual stock option agreements listed above (collectively, the "Plans").
(2) Pursuant to Rule 416, this Registration Statement is deemed to include additional shares of Common Stock issuable under the terms of the Plans to prevent dilution resulting from any future stock split, stock dividend or similar transaction.
(3)      Calculated pursuant to Rule 457(c) and (h).


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



                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The registrant hereby incorporates by reference in this registration statement the following documents previously filed by the registrant with the Securities and Exchange Commission (the "Commission"):

         (1) The Company's prospectus filed with the commission pursuant to Rule 424(b) under the Act, dated February 1, 1996.

         (2) The Company's Quarterly Report on Form 10-Q filed with the Commission for the quarter ended March 31, 1996.

         (3) The Company's Quarterly Report on Form 10-Q filed with the Commission for the quarter ended June 30, 1996.

         (4)      The Company's report on Form 8-K filed with the Commission on
                    June 14, 1996.

         (5)      The Company's report on Form 8-K filed with the Commission on
                    August 12, 1996.

         (6)      The Company's report on Form 8-K/A filed with the Commission on August 16, 1996.

         (7) The description of the common stock, par value $0.01 per share (the "Common Stock"), of the Company set forth in the Registration Statement on Form 8-A, dated January 15, 1996.

         All documents filed by the registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Registration Statement shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents until such time as there shall have been filed a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities remaining unsold at the time of such amendment.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         (a) The Articles of Incorporation of the Registrant, together with its bylaws, provide that the Registrant shall indemnify officers and directors, and may indemnify its other employees and agents, to the fullest extent permitted by law. The laws of the State of Nevada permit, and in some cases require, corporations to indemnify officers, directors, agents and employees who are or have been a party to or are threatened to be made a party to litigation against judgments, fines, settlements and reasonable expenses under certain circumstances.

         (b) The Registrant has also adopted provisions in its Articles of Incorporation that limit the liability of its directors and officers to the fullest extent permitted by the laws of the State of Nevada. Under the Registrant's Articles of Incorporation, and as permitted by the laws of the State of Nevada, a director or officer is not liable to the Registrant or its stockholders for damages for breach of fiduciary duty. Such limitation of liability does not affect liability for (i) acts or omissions that involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of any unlawful distribution.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         The restricted securities to be reoffered or resold pursuant to this Registration Statement were issued without registration because such securities were granted, without consideration, to the recipient and therefor the issuance did not require an investment decision or involve the sale of a security.

ITEM 8.  EXHIBITS.

         (a)      Exhibits.

                  The   following   documents  are  filed  as  a  part  of  this
registration statement.



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



         Exhibit        Description of Exhibit

         4.1*           1995 Employee Stock Option Plan for RAC Financial Group,
                          Inc. (Exhibit 10.4)

         4.2*           1995 Nonemployee Director Stock Option Plan for RAC
                          Financial Group, Inc. (Exhibit 10.5)

         4.3*           1995 Employee Stock Purchase Plan for RAC Financial
                          Group, Inc. (Exhibit 10.6)

         4.4*           Amended and Restated Articles of Incorporation of the
                          Company (Exhibit 3.1)

         4.5*           Amended and Restated Bylaws of the Company (Exhibit 3.2)

         4.6*           Specimen certificate for common stock of the Company
                          (Exhibit 4)

         4.7            Stock Option Agreement for Dan Marino

         4.8            Stock Option Agreement for Charles T. Owens

         4.9            Stock Option Agreement for Ralph Stringer

         5.1            Opinion of Jenkens & Gilchrist, a Professional
                          Corporation

         23.1           Consent of Jenkens & Gilchrist, a Professional
                          Corporation (included in their opinion filed as Exhibit 5.1 hereto)

         23.2           Consent of Ernst & Young LLP

         24.1 Power of Attorney (see signature page of this registration statement)

----------------

* Filed as the exhibit shown in parenthesis contained in the Company's Registration Statement on Form S-1 (No. 33-96688) effective February 1, 1996, incorporated herein by reference.

ITEM 9.  UNDERTAKINGS.

         A.       The undersigned registrant hereby undertakes:

                  (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B. The undersigned  registrant  hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been


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



advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, Texas, on November 13, 1996:

                                        RAC FINANCIAL GROUP, INC.

                                        By:     /s/ Daniel T. Phillips
                                                Daniel T. Phillips
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Daniel T. Phillips and Eric C. Green, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that each of said attorneys-in-fact and agents or his substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates included:

SIGNATURE                         CAPACITY                            DATE

/s/ Daniel T. Phillips            Chairman of the Board,       November 13, 1996
-----------------------           President and Chief
Daniel T. Phillips                Executive Officer


/s/ Eric C. Green                 Executive Vice President,   November 13,, 1996
---------------------------       and Chief Financial Officer
Eric C. Green                     (Principal Financial and
                                  Accounting Officer)



/s/ Gene O'Bryan                  Executive Vice President     November 13, 1996
---------------------------       and Chief Production Officer
Gene O'Bryan


/s/ John Fitzgerald               Director                     November 12, 1996
---------------------
John Fitzgerald


/s/ Dan Jessee                    Director                     November 13, 1996
--------------------
Dan Jessee

                                  Director

--------------------
Paul Seegers


/s/ Sheldon I. Stein              Director                     November 13, 1996
---------------------------
Sheldon I. Stein



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


                                INDEX TO EXHIBITS

         Exhibit           Description of Exhibit

         4.1*              1995 Employee Stock Option Plan for RAC Financial
                              Group, Inc. (Exhibit 10.4)

         4.2*              1995 Nonemployee Director Stock Option Plan for RAC
                              Financial Group, Inc. (Exhibit 10.5)

         4.3*              1995 Employee Stock Purchase Plan for RAC Financial
                              Group, Inc. (Exhibit 10.6)

         4.4*              Amended and Restated Articles of Incorporation of the
                              Company (Exhibit 3.1)

         4.5*              Amended and Restated Bylaws of the Company
                              (Exhibit 3.2)

         4.6*              Specimen certificate for common stock of the Company
                              (Exhibit 4)

         4.7               Stock Option Agreement for Dan Marino

         4.8               Stock Option Agreement for Charles T. Owens

         4.9               Stock Option Agreement for Ralph Stringer

         5.1               Opinion of Jenkens & Gilchrist, a Professional
                              Corporation

         23.1              Consent of Jenkens & Gilchrist, a Professional
                              Corporation (included in their opinion filed as Exhibit 5.1 hereto)

         23.2              Consent of Ernst & Young LLP

         24.1 Power of Attorney (see signature page of this registration statement)

----------------

*                 Filed as the exhibit shown in parenthesis contained in the
                   Company's Registration Statement on Form S-1(No. 33-96688) effective February 1, 1996, incorporated herein by reference.



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